UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2012

MERCER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Washington	000-51826	47-0956945
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (604) 684-1099

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The following summaries set forth below do not purport to be complete and are qualified in their entirety by the complete texts of the Support Agreement and the Special Warrant Agreement, which will be filed as exhibits to the Company’s annual report on Form 10-K for the period ended December 31, 2011.

Support Agreement

On February 9, 2012, Mercer International Inc. (the “Company”) and Fibrek Inc. (“Fibrek”) entered into a support agreement (the “Support Agreement”) to acquire all of the issued and outstanding common shares of Fibrek (the “Fibrek Shares”) by way of a take-over bid (the “Offer”). Pursuant to the Offer, Fibrek shareholders will have the ability, on an individual basis, to elect to receive: C$1.30 in cash per Fibrek Share; 0.1540 of a share of the Company’s common stock (a “Mercer Share”) per Fibrek Share; or C$0.54 in cash plus 0.0903 of a Mercer Share per Fibrek Share, subject to proration necessary to effect maximum aggregate cash consideration of C$70.0 million and maximum aggregate share consideration of 11,741,496 Mercer Shares. The Mercer Shares to be issued under the Offer will be registered pursuant to a registration statement on Form S-4 (the “Registration Statement”) to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

Subject to the terms and conditions of the Support Agreement, the Offer is expected to be made pursuant to a take-over bid circular and related documents, which are to be mailed to Fibrek shareholders in accordance with applicable laws.

According to the Support Agreement, the Offer will be subject to customary conditions, including, among other things, there being deposited under the Offer, and not withdrawn at the expiry date, at least 50.1% of the Fibrek Shares, receipt of requisite regulatory consents, the Registration Statement being declared effective by the SEC and the absence of a material adverse change with respect to Fibrek. Mercer intends to hold a special meeting of its shareholders in order to obtain shareholder approval of the issuance of the Mercer Shares, as required under the rules of the NASDAQ Global Market (the “Shareholder Approval”). In connection with such approval, Mercer has entered into voting support agreements with two institutional shareholders and its President and Chief Executive Officer, who collectively hold, directly or indirectly, approximately 44% of the outstanding Mercer Shares, to vote all of their Mercer Shares in favor of the Shareholder Approval.

The Support Agreement provides for, among other things, a non-solicitation covenant on the part of Fibrek, subject to customary “fiduciary out” provisions, a right in favor of the Company to match any superior proposal and a termination fee of C$8.5 million payable to the Company in certain circumstances, including if Fibrek accepts a superior proposal.

Special Warrant Agreement

On February 9, 2012, the Company and Fibrek entered into a Special Warrant Agreement (the “Special Warrant Agreement”) whereby the Company agreed to purchase from Fibrek 32,320,000 special warrants (the “Warrants”) at a price of C$1.00 per Warrant (the “Warrant Placement”). Each Warrant is convertible into a Fibrek Share on a one-for-one basis. Conversion is automatic in certain events and otherwise at the option of the Company. The Warrants are also redeemable, including by Fibrek, at their subscription price in certain events. Completion of the Warrant Placement is subject to, among other things, obtaining Toronto Stock Exchange approval.

A copy of the Company’s press release announcing the execution of the Support Agreement and the Special Warrant Agreement is attached hereto as Exhibit 99.1.

Important Notice

This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication relates to a transaction which may become the subject of a registration statement filed with the SEC. This material is not a substitute for the proxy statement/prospectus the Company would file with the SEC regarding the proposed Offer or for any other document that the Company may file with the SEC and send to the Company’s or Fibrek’s shareholders in connection with the proposed Offer or shareholder meeting related to the Shareholder Approval. INVESTORS AND SECURITY HOLDERS OF MERCER AND FIBREK ARE URGED TO READ ANY SUCH DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such documents would be available free of charge through the website maintained by the SEC at www.sec.gov or by calling the SEC at telephone number 800-SEC-0330. The proxy statement/prospectus, take-over bid circular and other material documents related to the Offer may also be obtained for free, once they have been mailed, on Mercer’s website at www.mercerint.com.

Forward-Looking Statements

The preceding includes forward looking statements, including statements regarding the Company’s ability to complete the Offer and other contemplated transactions, the impact of the proposed acquisition on the Company’s business and operations and the Company’s ability to integrate the business and operations of Fibrek with its own, which involve known and unknown risks and uncertainties which may not prove to be accurate. Actual results and outcomes may differ materially from what is expressed or forecasted in these forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Among those factors which could cause actual results to differ materially are the following: uncertainties as to the timing of the Offer and satisfaction of the conditions thereto, the Company’s and Fibrek’s ability to obtain required consents and approvals in connection with the transactions, the business of Fibrek and the Company may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected, the highly cyclical nature of the Company’s business, raw material costs, the Company’s level of indebtedness, competition, foreign exchange and interest rate fluctuations, the Company’s use of derivatives, expenditures for capital projects, environmental regulation and compliance, disruptions to the Company’s production, market conditions and other risk factors listed from time to time in the Company’s SEC reports.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi Chief Financial Officer

Date: February 13, 2012

MERCER INTERNATIONAL INC.

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 10, 2012